Prospectus Supplement
John Hancock Funds II
Small Cap Value Fund (the fund)
Supplement dated December 12, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
At its meeting held on December 10-12, 2024, the Board of Trustees (the Board) of John Hancock Funds II, of which Small Cap Value Fund (Small Cap Value) is a series, voted to recommend that the shareholders of Small Cap Value approve a reorganization, that is expected to be tax-free, of Small Cap Value into John Hancock Small Cap Core Fund (Small Cap Core, and together with Small Cap Value, the funds), a series of John Hancock Investment Trust, as described below (the Reorganization). Shareholders of record as of January 30, 2025, will be entitled to vote on the Reorganization.
Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about April 10, 2025, Small Cap Value would transfer all of its assets to Small Cap Core in exchange for corresponding shares of Small Cap Core. Small Cap Core would assume substantially all of Small Cap Value’s liabilities. The corresponding shares of Small Cap Core would then be distributed to Small Cap Value’s shareholders, and Small Cap Value would be terminated. If approved by Small Cap Value’s shareholders, the Reorganization is expected to occur as of the close of business on or about April 25, 2025 (the Closing Date). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is expected to be available on or about February 10, 2025.
Small Cap Value will remain open to purchases and redemptions from existing shareholders until the Closing Date. Small Cap Value will not accept orders from new investors to purchase shares of Small Cap Value, effective as of the close of business on January 13, 2025. However, discretionary fee-based advisory programs, certain retirement accounts and/or model portfolios that include Small Cap Value as an investment option as of the close of business January 13, 2025, may continue to make Small Cap Value shares available to new and existing accounts.
Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of Small Cap Value.
To satisfy an Internal Revenue Service requirement, Small Cap Value hereby designates the maximum amount of the net long-term gains earned, if any, as a capital gain dividend, with respect to Small Cap Value’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding Small Cap Value or Small Cap Core, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the funds’ toll-free telephone number: 800-225-5291 (Class A), 888-972-8696 (Class I and Class R6), or 800-344-1029 (Class NAV). The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of
The Manufacturers Life Insurance Company and are used by its affiliates under license.